Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, loss on disposition of business line, arbitration settlement charges, income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. 2

3

() See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 4

2019 New Client Momentum • Strategic investments in our global sales team are driving real momentum in our business • Delivering on our growth commitment through the recruitment of experienced, solution based sales people to improve our capabilities • Through the second quarter, have signed $47 million in new annual revenues compared to $30 million in the 2018 period • Signed 38 more new customers in our GTS business in 2019 than in the first half of 2018 • New business pipelines remain at high levels which speaks to the momentum we have in our sales organization • The magnitude of new business wins combined with the Company's strong pipeline provides us confidence in our ability to deliver our full year 2019 guidance 5

Investing in Innovation • Crawford remains the preeminent independent provider of outsourced claims management solutions with globally recognized, market leading brands • Transitioning our business model towards more predictable, recurring revenue, while maintaining our competitive position in weather related segments • Launched industry verticals and integrated solutions for the construction, hospitality and transportation industries and have 40 new clients and 170 opportunities in the pipeline • Launching solutions targeting the Real Estate and Retail verticals later in the year • Introduced the industry's first smart water detection and mitigation solution to address water damage claims - the largest non-weather peril for property insurers - and recently won the 2019 Business Insurance Innovative Award • These solutions provide Crawford a market leading position as well as critical differentiation where we can demonstrate our expertise and drive distinctive business value for our customers. 6

Focus on Execution • An essential element of our strategy is putting innovation into action with our clients • Won an outsourcing contract with a top 15 insurer in the U.S. to administer its Small Business Program, with claims exceeding 10,000 in the first full year • Started a pilot with a Small and Medium Carrier utilizing our TruLook triage model with over 2,500 claims to date • These new programs are validations of our value proposition and demonstrate the benefits we provide to carriers • The outsourcing market for internally run claims departments is significant and our client engagement is encouraging as we are deepening our client relationships at the most strategic levels • Our Net Promoter Score reached 47 this year which validates the quality service and value we are providing to our customers 7

Disciplined Capital Allocation • Focused on improving cash generation and delivering value to our shareholders through disciplined capital allocation • Free cash flows improved by $37.1 million over the prior six month period • Repurchased nearly 2.2 million shares of CRD-A and CRD-B during the six month period, representing 4% of our outstanding shares • Our priorities for capital allocation are investments back into the business, dividends to shareholders, debt repayment, share repurchases and opportunistic M&A • We will continue to remain disciplined in order to maintain our strong balance sheet which provides us a significant competitive advantage 8

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SECOND QUARTER 2019 FINANCIAL SUMMARY Quarter Ended June 30, June 30, ($ in millions, except per share amounts) 2019 2018 % Change Revenues $256.9 $279.0 (8)% Non-GAAP Revenues excluding GCG business and foreign exchange impacts(1) $264.2 $265.1 — % Net Income Attributable to Shareholders of Crawford & Company $2.6 ($2.4) 208 % Diluted Earnings per Share CRD-A $0.06 ($0.04) 250 % CRD-B $0.04 ($0.06) 167 % Non-GAAP Diluted Earnings per Share (1) CRD-A $0.21 $0.21 — % CRD-B $0.19 $0.19 — % Adjusted Operating Earnings (1) $22.9 $21.7 6 % Adjusted Operating Margin (1) 8.7% 8.2% 50bps Adjusted EBITDA (1) $30.6 $32.5 (6)% Adjusted EBITDA Margin (1) 11.6% 12.3% (70)bps (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 10

RECONCILIATION OF NON-GAAP RESULTS

Three Months Ended June 30, 2019

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 256,881	$ 22,518	$ 5,483	$ 2,642	$ 0.06	$ 0.04
Adjustments:						
Arbitration settlement charges	—	—	11,352	8,389	0.15	0.15
Foreign exchange impacts	7,346	380	380	249	—	—
Non-GAAP Adjusted (3)	$ 264,227	$ 22,898	$ 17,215	$ 11,280	$ 0.21	$ 0.19

Three Months Ended June 30, 2018

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax (Loss) Earnings	Net (Loss) Income Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share
GAAP	$ 279,044	$ 21,571	$ (1,967)	$ (2,425)	$ (0.04)	$ (0.06)
Adjustments:						
Loss on disposition of business line	—	—	17,795	13,301	0.25	0.25
GCG business (1)	(13,922)	1,410	1,407	952	0.02	0.02
Retained corporate overhead (2)	—	(1,279)	(1,279)	(866)	(0.02)	(0.02)
Non-GAAP Adjusted (3)	$ 265,122	$ 21,702	$ 15,956	$ 10,962	$ 0.21	$ 0.19

(1) Removes the operating results for the 2018 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.
(3) Differences may exist due to rounding.

Crawford

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CRAWFORD CLAIMS SOLUTIONS SEGMENT HIGHLIGHTS Operating Results (2Q 2019 v. 2Q 2018) Three months ended Revenues of $86.0 million versus $93.1 million • (in thousands, except June 30, June 30, percentages) 2019 2018 Variance • Gross profit of $19.6 million versus $21.5 million • Gross profit margin of 22.7% versus 23.1% Revenues $86,003 $93,110 (7.6%) • Operating earnings of $1.7 million versus $4.1 million Direct expenses 66,450 71,589 (7.2%) • Operating earnings margin of 2.0% versus 4.4% Gross profit 19,553 21,521 (9.1%) Highlights Indirect expenses 17,843 17,421 2.4% • Revenues down from 2018 when we experienced $4.1 Operating earnings $1,710 $4,100 (58.3%) million in additional revenues from the runoff of 2017 hurricane activity Gross profit margin 22.7% 23.1% (0.4%) • On a constant dollars basis, revenues of $89.6 million Operating margin 2.0% 4.4% (2.4%) • Gaining traction with small and medium carrier outsourcing programs Total cases received 121,794 130,574 (6.7%) • Winner 2019 Business Insurance Innovation Award Full time equivalent employees 2,899 3,002 (3.4%) 12

CRAWFORD TPA SOLUTIONS: BROADSPIRE SEGMENT HIGHLIGHTS Three months ended Operating Results (2Q 2019 v. 2Q 2018) (in thousands, except June 30, June 30, • Revenues of $99.5 million versus $102.6 million percentages) 2019 2018 Variance • Gross profit of $23.7 million versus $26.5 million Revenues $99,518 $102,644 (3.0%) • Gross profit margin of 23.8% versus 25.8% Direct expenses 75,840 76,112 (0.4%) • Operating earnings of $5.0 million versus $8.1 million Gross profit 23,678 26,532 (10.8%) • Operating earnings margin of 5.1% versus 7.9% Indirect expenses 18,652 18,400 1.4% Highlights Operating earnings $5,026 $8,132 (38.2%) • Decreases in revenues due to drop in cases received Gross profit margin 23.8% 25.8% (2.0%) • Revenues were negatively impacted by 1.3% or $1.3 million Operating margin 5.1% 7.9% (2.8%) from foreign currency changes Total cases received 197,013 214,132 (8.0%) • Strong pipeline of opportunities being pursued with many new program wins starting in second half of year Full time equivalent employees 3,170 3,147 0.7% 13

CRAWFORD SPECIALTY SOLUTIONS SEGMENT HIGHLIGHTS

Operating Results (2Q 2019 v. 2Q 2018)

- Revenues of $71.4 million versus $83.3 million
- Gross profit of $25.2 million versus $26.8 million
- Gross profit margin of 35.3% versus 32.1%
- Operating earnings of $12.6 million versus $10.0 million
- Operating margin of 17.7% versus 12.0%

Highlights

- Garden City Group revenues of $13.9 million in the 2018 quarter
- Absent foreign exchange decreases of $2.4 million and impact of Garden City Group in 2018, pro forma revenues up 6.3% in the quarter
- GTS service line and major U.S. carrier program in Contractor Connection continue to expand

	Three months ended		
(in thousands, except percentages)	**June 30, 2019**	June 30, 2018	Variance
Revenues	**$71,360**	$83,290	(14.3%)
Direct expenses	**46,137**	56,517	(18.4%)
Gross profit	**25,223**	26,773	(5.8%)
Indirect expenses	**12,611**	16,737	(24.7%)
Operating earnings	**$12,612**	$10,036	25.7%
Gross profit margin	**35.3%**	32.1%	3.2%
Operating margin	**17.7%**	12.0%	5.7%
Total cases received	**83,650**	93,812	(10.8%)
Full time equivalent employees	**1,476**	1,717	(14.0%)
Non-GAAP Excluding GCG Business			
Revenues	**$71,360**	$69,368	2.9%
Direct expenses	**46,137**	45,412	1.6%
Gross profit	**25,223**	23,956	5.3%
Indirect expenses	**12,611**	13,789	(8.5%)
Operating earnings	**$12,612**	$10,167	24.0%
Gross profit margin	**35.3%**	34.5%	0.8%
Operating margin	**17.7%**	14.7%	3.0%

Crawford
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BALANCE SHEET HIGHLIGHTS June 30, December Unaudited ($ in thousands) 2019 31, 2018 Change Cash and cash equivalents $ 39,150 $ 53,119 $ (13,969) Accounts receivable, net 137,175 131,117 6,058 Unbilled revenues, net 120,920 108,291 12,629 Total receivables 258,095 239,408 18,687 Goodwill 97,186 96,890 296 Intangible assets arising from business acquisitions, net 79,950 85,023 (5,073) Deferred revenues 53,681 52,674 1,007 Pension liabilities 72,130 74,323 (2,193) Short-term borrowings and current portion of finance leases 36,653 23,284 13,369 Long-term debt, less current portion 166,155 167,126 (971) Total debt 202,808 190,410 12,398 Total stockholders' equity attributable to Crawford & Company 160,921 171,288 (10,367) Net debt (1) 163,658 137,291 26,367 (1) See Appendix for non-GAAP explanation and reconciliation 15

OPERATING AND FREE CASH FLOW For the six months ended June 30, Unaudited ($ in thousands) 2019 2018 Variance Net Income Attributable to Shareholders of Crawford & Company $ 8,751 $ 6,144 $ 2,607 Depreciation and Other Non-Cash Operating Items 20,891 25,853 (4,962) Arbitration Settlement Charges 11,352 — 11,352 Loss on Disposition of Business Line — 17,795 (17,795) Billed Receivables Change (4,086) (539) (3,547) Unbilled Receivables Change (11,848) (28,346) 16,498 Change in Accrued Compensation and 401K (11,941) (18,994) 7,053 Change in Accrued and Prepaid Income Taxes (563) 250 (813) Other Working Capital Changes (3,472) (12,038) 8,566 U.S. and U.K. Pension Contributions (345) (8,824) 8,479 Cash Flows from Operating Activities 8,739 (18,699) 27,438 Property & Equipment Purchases, net (3,729) (9,538) 5,809 Capitalized Software (internal and external costs) (4,369) (8,270) 3,901 Free Cash Flow(1) $ 641 $ (36,507) $ 37,148 (1) See Appendix for non-GAAP explanation and reconciliation 16

SHARE REPURCHASES • During the three months ended June 30, 2019, the Company repurchased approximately 280 thousand shares of CRD-A and 72 thousand shares of CRD-B at a weighted average cost of $9.02 • During the six months ended June 30, 2019, the Company repurchased approximately 700 thousand shares of CRD-A and 1.4 million shares of CRD-B at a weighted average cost of $9.11 • At June 30, 2019, the Company had remaining authorization to repurchase approximately 1.65 million shares under the 2019 Repurchase Authorization 17

2019 GUIDANCE Crawford & Company is updating its guidance for 2019 for the effect of foreign exchange on revenues and the GCG arbitration settlement as follows: YEAR ENDING DECEMBER 31, 2019 Low End High End Consolidated revenues before reimbursements $1.02 $1.07 billion Net income attributable to shareholders of Crawford & Company $38.0 $43.0 million Diluted earnings per share--CRD-A $0.70 $0.80 per share Diluted earnings per share--CRD-B $0.63 $0.73 per share Non-GAAP net income attributable to shareholders of Crawford & Company, before arbitration settlement $46.0 $51.0 million Non-GAAP diluted earnings per share--CRD-A $0.85 $0.95 per share Non-GAAP diluted earnings per share--CRD-B $0.78 $0.88 per share Consolidated operating earnings $90.0 $100.0 million Consolidated adjusted EBITDA $130.0 $140.0 million 18

CONCLUSION Looking forward Crawford has four primary objectives for 2019: • Growth: Increasing the velocity of revenue growth through continuous innovation as we work to deliver our goal of achieving 5% revenue growth and 15% earnings growth annually • System Readiness: Prioritizing IT investments across the globe to be at the forefront of innovation and disruption • People Readiness: Attract, develop, engage and retain the caring and capable people who deliver the Company’s mission. Continue to advance employee training and leadership development • Fiscal Responsibility: Focusing on cash generation capabilities and improving the Company’s free cash flow. Maintain prudent expense management and a conservative balance sheet while maximizing our return on capital investment and providing a return to shareholders 19

20

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APPENDIX: NON-GAAP FINANCIAL INFORMATION Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, loss on disposition of business line, arbitration settlement charges and net income or loss attributable to noncontrolling interests. 22

APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, loss on disposition of business line, arbitration settlement charges, income tax provision and non-cash stock-based compensation expense and excluding the impacts of the GCG business and foreign exchange impact. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Excluding the GCG Business Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the disposed of GCG business, loss on disposition of business line and arbitration settlement charges and foreign exchange impacts, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. 23

RECONCILIATION OF NON-GAAP ITEMS

Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended June 30, 2019	Quarter Ended June 30, 2018	Full Year Guidance 2019 *
Revenues Before Reimbursements			
Total Revenues	$ 267,846	$ 293,209	$ 1,100,000
Reimbursements	(10,965)	(14,165)	(55,000)
Revenues Before Reimbursements	$ 256,881	$ 279,044	$ 1,045,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 185,892	$ 211,688	
Reimbursements	(10,965)	(14,165)	
Costs of Services Provided, Before Reimbursements	$ 174,927	$ 197,523	

Unaudited ($ in thousands)	Quarter Ended June 30, 2019	Quarter Ended June 30, 2018	Full Year Guidance 2019 *
Operating Earnings:			
Crawford Claims Solutions	$ 1,710	$ 4,100	
Crawford TPA Solutions: Broadspire	5,026	8,132	
Crawford Specialty Solutions	12,612	10,036	
Unallocated corporate and shared costs and credits, net	3,170	(697)	
Consolidated Operating Earnings	22,518	21,571	$ 95,000
Deduct:			
Net corporate interest expense	(2,468)	(2,440)	(10,800)
Stock option expense	(413)	(512)	(2,000)
Amortization expense	(2,802)	(2,791)	(11,200)
Arbitration settlement charges	(11,352)	—	(11,352)
Loss on disposition of business line	—	(17,795)	
Income taxes	(2,859)	(461)	(18,248)
Net loss (income) attributable to non-controlling interests and redeemable noncontrolling interests	18	3	(900)
Net Income (Loss) Attributable to Shareholders of Crawford & Company	$ 2,642	$ (2,425)	$ 40,500

*Midpoints of Company's Guidance, issued August 5, 2019

Crawford®

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RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Full Year June 30, June 30, Guidance Unaudited ($ in thousands) 2019 2018 2019 * Net income attributable to shareholders of Crawford & Company $ 2,642 $ (2,425) $ 40,500 Add: Depreciation and amortization 9,206 12,350 45,700 Stock-based compensation 1,646 1,790 8,400 Net corporate interest expense 2,468 2,440 10,800 Arbitration settlement charges 11,352 — 11,352 Loss on disposition of business line — 17,795 — Income taxes 2,859 461 18,248 Foreign exchange impacts 380 — — Removal of the impact of the disposed GCG business — 128 — Adjusted EBITDA $ 30,553 $ 32,539 $ 135,000 * Midpoints of Company's Guidance, issued August 5, 2019 25

RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt June 30, December 31, Unaudited ($ in thousands) 2019 2018 Net Debt Short-term borrowings $ 36,629 $ 23,195 Current installments of capital leases 24 89 Long-term debt and capital leases, less current installments 166,155 167,126 Total debt 202,808 190,410 Less: Cash and cash equivalents 39,150 53,119 Net debt $ 163,658 $ 137,291 26

RECONCILIATION OF NON-GAAP ITEMS (continued) Segment Gross Profit Three months ended June 30, 2019 June 30, 2018 (in thousands) Segment gross profit: Crawford TPA Solutions: Broadspire $ 23,678 $ 26,532 Crawford Claims Solutions 19,553 21,521 Crawford Specialty Solutions 25,223 26,773 Segment gross profit 68,454 74,826 Segment indirect costs: Crawford TPA Solutions: Broadspire (18,652) (18,400) Crawford Claims Solutions (17,843) (17,421) Crawford Specialty Solutions (12,611) (16,737) Unallocated corporate and shared credits (costs), net 3,170 (697) Consolidated operating earnings 22,518 21,571 Net corporate interest expense (2,468) (2,440) Stock option expense (413) (512) Amortization expense (2,802) (2,791) Arbitration Settlement Charges (11,352) — Loss on disposition of business line — (17,795) Income taxes (2,859) (461) Net loss attributable to noncontrolling interests and redeemable noncontrolling interests 18 3 Net income (loss) attributable to shareholders of Crawford & Company $ 2,642 $ (2,425) 27

NON-GAAP RESULTS FOR CRAWFORD SPECIALTY SOLUTIONS SEGMENT EXCLUDING GCG BUSINESS Three Months Ended June 30, 2019 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 71,360 $ 46,137 $ 25,223 $ 12,611 $ 12,612 Adjustments: — — — — — Crawford Specialty Solutions excluding GCG $ 71,360 $ 46,137 $ 25,223 $ 12,611 $ 12,612 Three Months Ended June 30, 2018 Direct Indirect Operating Unaudited ($ in thousands) Revenues Expenses Gross Profit Expenses Earnings Crawford Specialty Solutions $ 83,290 $ 56,517 $ 26,773 $ 16,737 $ 10,036 Adjustments: GCG business (13,922) (11,105) (2,817) (2,948) 131 Crawford Specialty Solutions excluding GCG $ 69,368 $ 45,412 $ 23,956 $ 13,789 $ 10,167 28

RECONCILIATION OF NON-GAAP RESULTS

Three Months Ended June 30, 2019

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 256,881	$ 22,518	$ 5,483	$ 2,642	$ 0.06	$ 0.04
Adjustments:						
Arbitration settlement charges	—	—	11,352	8,389	0.15	0.15
Foreign exchange impacts	7,346	380	380	249	—	—
Non-GAAP Adjusted (3)	$ 264,227	$ 22,898	$ 17,215	$ 11,280	$ 0.21	$ 0.19

Three Months Ended June 30, 2018

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax (Loss) Earnings	Net (Loss) Income Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share
GAAP	$ 279,044	$ 21,571	$ (1,967)	$ (2,425)	$ (0.04)	$ (0.06)
Adjustments:						
Loss on disposition of business line	—	—	17,795	13,301	0.25	0.25
GCG business (1)	(13,922)	1,410	1,407	952	0.02	0.02
Retained corporate overhead (2)	—	(1,279)	(1,279)	(866)	(0.02)	(0.02)
Non-GAAP Adjusted (3)	$ 265,122	$ 21,702	$ 15,956	$ 10,962	$ 0.21	$ 0.19

(1) Removes the operating results for the 2018 periods of the GCG business disposed on June 15, 2018.
(2) Overhead allocated to the GCG business that would have been retained at the parent level.
(3) Differences may exist due to rounding.

Crawford®

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